UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Kezar Life Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38542	47-3366145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Shoreline Court, Suite 300
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 822-5600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

On June 14, 2023, following receipt of the affirmative vote from the holders of a majority of the outstanding shares of common stock of Kezar Life Sciences, Inc. (the “Company”) at its 2023 annual meeting of stockholders (the “Annual Meeting”), the Company filed a certificate of amendment to the Company’s amended and restated certificate of incorporation (the “Certificate Amendment”) with the Secretary of State of the State of Delaware to increase the authorized number of total shares of all classes of stock that the Company has authority to issue from 135,000,000 shares to 260,000,000 shares, consisting of two classes: (1) 250,000,000 shares of common stock, $0.0001 par value per share, and (2) 10,000,000 shares of preferred stock, $0.001 par value per share. The Certificate Amendment became effective immediately upon filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on June 14, 2023, the Company filed the Certificate Amendment with the Secretary of State of the State of Delaware. The information in Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2023, the Company held its Annual Meeting. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023.

Proposal 1: The Company’s stockholders elected the three nominees of the Company’s board of directors to serve as Class II directors until the 2026 annual meeting of stockholders, or until their successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Franklin Berger	33,265,209	22,578,381	10,395,798
Graham Cooper	55,391,603	451,987	10,395,798
Micki Klearman, M.D.	51,104,468	4,739,122	10,395,798

Proposal 2: The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the votes set forth in the table below:

Votes For	Votes Against	Abstain
66,231,058	5,202	3,128

Proposal 3: The Company’s stockholders approved an amendment to the Company's amended and restated certificate of incorporation to increase the number of authorized shares of common stock by the votes set forth in the table below:

Votes For	Votes Against	Abstain
65,253,861	890,792	94,735

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

Dated:	June 16, 2023	By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary